Exhibit 10.15

                                                             Page 61 of 69

                  AMENDMENT TO NOTE AGREEMENT

     AMENDMENT, dated as of January 1, 1999, to Note Agreement dated as of June 27, 1990 between BURLINGTON COAT FACTORY WAREHOUSE CORPORATION (the "Company") and each of the holders (the "Holders") of the Company's 10.60% Subordinated Notes due June 27, 2005 (as amended, the "Note Agreement"). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Note Agreement.

                     W I T N E S S E T H :
                     - - - - - - - - - -

     WHEREAS, the Holders and the Company have executed and delivered the Note Agreement and the Holders hold the Notes issued thereunder,

     WHEREAS, the Company wishes to amend certain terms of the Note Agreement,

     WHEREAS, the Holders are willing to amend such terms of Note
Agreement, all on the terms and conditions set forth below.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Amendment.
     ----------

     Subparagraph (iv) of Paragraph 6(B)5 of the Note Agreement is hereby amended and restated in its entirety as follows:

     "(iv)     own, purchase or acquire marketable direct
obligations issued or unconditionally guaranteed by the United
States of America or any agency thereof and maturing within five years from the date of acquisition thereof;"

2.   Miscellaneous.
     --------------

(a) This Amendment shall be effective as of the date above written upon the delivery to the Holders of a copy hereof duly executed by the Company and the Holders. Except as set forth herein, this amendment shall not constitute a waiver or amendment of any provision of the Note Agreement and the Note Agreement is and shall continue to be in full force and effect.


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Page 62 of 69

(b) This Amendment may be executed in any number of counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same
Amendment.

(c) On and after the date of this Amendment, each reference in the Note Agreement and the Notes to the Note Agreement shall mean and be a reference to the Note Agreement as amended by this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by a duly authorized officer.

                              BURLINGTON COAT FACTORY
                               WAREHOUSE CORPORATION

                              By: /s/ Robert L. LaPenta
                                  ------------------------
                                  Name:  Robert L. LaPenta
                                  Title: Chief Accounting Officer

                              THE PRUDENTIAL INSURANCE COMPANY
                               OF AMERICA

                              By: /s/ Yvonne H. Guajardo
                                  ------------------------
                                  Name:  Yvonne H. Guajardo
                                  Title: Vice President

                              NATIONAL OLD LINE INSURANCE
                               COMPANY

                              By:
                                  ------------------------
                                  Name:
                                  Title:

                              AUSA LIFE INSURANCE COMPANY

                              By:
                                  -----------------------
                                  Name:
                                  Title:

                                                             Page 63 of 69

                              GENERAL AMERICAN LIFE INSURANCE
                               COMPANY

                              By:
                                  -----------------------
                                  Name:
                                  Title:

                              LIFE INSURANCE COMPANY OF THE
                               SOUTHWEST

                              By:
                                  -----------------------
                                  Name:
                                  Title:

                              SAFECO LIFE INSURANCE COMPANY

                              By: /s/ Paul Stevenson
                                  -----------------------
                                  Name:  Paul Stevenson
                                  Title: Vice President

                              THE UNION CENTRAL LIFE INSURANCE
                              COMPANY

                              By:
                                  -----------------------
                                  Name:
                                  Title:

                                                              Page 64 of 69